ALTEGRIS/AACA REAL ESTATE LONG SHORT FUND

 (the “Fund”)

Class A	Ticker: RAAAX
Class C	Ticker: RAACX
Class I	Ticker: RAAIX
Class N	Ticker: RAANX

(a series of Northern Lights Fund Trust)

Supplement dated September 2, 2014 to the Prospectus and

Statement of Additional Information dated January 9, 2014

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1.

Effective September 2, 2014, as a result of an internal corporate restructuring of American Assets Investment Management, LLC ( “AAIM”), AAIM’s real estate related advisory accounts were transferred to American Assets Capital Advisers, LLC (“AACA”), a new entity registered with the SEC, in which AAIM is a 50% owner.   As a result of this internal corporate restructuring, a change of control occurred and the sub-advisory agreement between Altegris Advisors, LLC (“Altegris”) and the AAIM, with respect to the Fund, automatically terminated as required by law.  The investment objective, principal investment strategies, principal risks and portfolio management of the Fund have not changed.

At a meeting held on August 12-13, 2014, the Board of Trustees of the Northern Lights Fund Trust approved a new sub-advisory agreement between Altegris and AACA.  A shareholder vote is not required for the new sub-advisory agreement pursuant to the terms of an exemptive order (the "Order") issued by the SEC.  The Order permits Altegris to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of independent Trustees, without obtaining shareholder approval.  Materials relating to the new sub-advisory agreement will be filed with the SEC and will be sent to Fund shareholders thereafter. The materials discuss the change in control greater detail and include, among other information, a form of the new sub-advisory agreement for the Fund.  For more information, you can obtain a copy of the Fund proxy materials from the SEC website at www.sec.gov or visit the Fund’s website at www.altegrismutualfunds.com.

2.

All references in the Fund’s prospectus and SAI to American Assets Investment Management, LLC are replaced with American Assets Capital Advisers, LLC.  In the prior “Performance” section on page 6 of the prospectus, the disclosure is revised to reflect the fact that the Predecessor Fund was managed by the Fund's portfolio manager at American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA.

3.

The following sub-section of the section titled “Investment Adviser and Sub-Adviser” in the Fund’s SAI is replaced as follows:

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged American Assets Capital Advisers, LLC (“AACA”) to serve as Sub-Adviser to the Fund.  AACA is owned by Soledad Realty Capital, Inc. and American Assets Investment Management, LLC, and indirectly controlled by Burland B. East III and Ernest Rady, by virtue of his control of the Ernest Rady Trust.  The Sub-Adviser is responsible for selecting investments and assuring that investments are made according to the Fund's investment objective, policies and restrictions.

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser in consultation and coordination with the Sub-Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee based on the average daily net assets of the Fund that are managed by the Sub-Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on not more than 60 days written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).  The Sub-Advisory Agreement was approved by the Board at an in-person meeting on August 12-13, 2014.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), both dated January 9, 2014.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference. All these documents are available upon request and without charge by calling Shareholder Services toll-free at 1- 877-772-5838.

Please retain this Supplement for future reference.